UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 8, 2012

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

001-33805	26-0354783
(Commission File Number)	(IRS Employer Identification No.)

9 West 57th Street, New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

212-790-0041

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

(a) The Annual Meeting of Shareholders of Och-Ziff Capital Management Group LLC (the “Company”) was held on May 8, 2012.

(b) At the Annual Meeting, the Shareholders:

(i)	elected David Windreich, J. Barry Griswell and Georganne C. Proctor to serve as Class II directors of the Company, each to serve for a three-year term and until their successors are duly elected or appointed and qualified; and

(ii)	ratified the selection of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2012.

Set forth below, with respect to each matter above are, as applicable, the number of votes cast for or against, the number of abstentions and the number of broker non-votes:

1. Election of Directors.

Nominee	Votes For	Withheld	Broker Non-Votes
David Windreich	317,798,069	2,641,696	37,155,229
J. Barry Griswell	317,910,304	2,529,461	37,155,229
Georganne C. Proctor	317,922,222	2,517,543	37,155,229

2. Ratification of Selection of Independent Registered Public Accounting Firm.

Votes For	353,588,631
Votes Against	3,931,038
Abstentions	75,325

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC
(Registrant)

By:	/s/ Joel M. Frank
Joel M. Frank
Chief Financial Officer, Senior Chief Operating Officer and Executive Managing Director

May 8, 2012